UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 21, 2008
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INTERAMERICAN ACQUISITION GROUP INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	000-51510	20-2828369
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2918 Fifth Avenue South, Suite 209 San Diego, California	92103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (619) 298-9883

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02                     Unregistered Sales of Equity Securities.

On May 21, 2008, InterAmerican Acquisition Group Inc. (the “Company”) issued to certain of its founding stockholders (the “Holders”) an aggregate of 185,000 warrants (“Warrants”) to purchase shares of the Company’s common stock (“Common Stock”), pursuant to that certain Warrant Agreement dated as of May 21, 2008 among the Company and the Holders (“Warrant Agreement”).  As a result of the issuance of the Warrants the Holders will have a twenty percent (20%) beneficial ownership interest of the Company.  Under the terms of the Warrant Agreement, the Warrants are immediately exercisable at an exercise price of $.01 and expire on the earlier of (x) January 31, 2009 if a business combination is consummated in 2008 or 90 days after the consummation of a business combination if such business combination occurs in 2009 or (y) September 4, 2009.  The Holders are restricted from selling or transferring the Warrants, or any Common Stock underlying the Warrants, to any transferee until September 4, 2009 (the “Restricted Period”).  During the Restricted Period, no sale or transfer or other disposition of the Warrants, or any Common Stock underlying the Warrants, can be made except for certain limited exceptions as set forth in the Warrant Agreement.  Following the Restricted Period, the Holders may sell or transfer the Warrants and any Common Stock underlying the Warrants.

The issuance of the Warrants described herein was made pursuant to the exemption from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder.  The securities issued have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Incorporated herein by reference is the form of Warrant Agreement attached as Exhibit 4.1 to this Form 8-K.  The description of the Warrant Agreement contained herein is qualified in its entirety by the terms of the Warrant Agreement incorporated herein by reference.

Item 9.01                     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
4.1	Form of Warrant Agreement dated as of May 21, 2008 among the Company and the Holders

[Signature page follows.]

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                    INTERAMERICAN ACQUISITION GROUP INC.

                    By:  /s/ William C. Moro
                    Name: William C. Moro
                    Title: Chief Executive Officer

Dated: May 23, 2008